SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT: (DATE OF EARLIEST EVENT REPORTED) : MARCH 21, 2003

                           COMMISSION FILE NO. 0-49756


                           THE WORLD GOLF LEAGUE, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



                DELAWARE                                 98-0201235
-------------------------------------          ----------------------------
(STATE  OR  OTHER  JURISDICTION  OF          (IRS EMPLOYER  IDENTIFICATION  NO.)
INCORPORATION  OR  ORGANIZATION)



           258 EAST ALTAMONTE DRIVE, ALTAMONTE SPRINGS, FLORIDA 32701
-------------------------------------------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (407) 331-6272
                     --------------------------------------
                           (ISSUER  TELEPHONE NUMBER)

                            NOVUS LABORATORIES, INC.
                              1255 W. Pender Street
                         Vancouver, B.C., Canada V6E 2V
                        -------------------------------
                            FORMER NAME AND ADDRESS

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ITEM  5.   OTHER  EVENTS.

Effective March 21, 2003, The World Golf, Inc. affected a 10:1 forward stock split and changed its stock symbol to WGSL. In addition, the Registrant amended its Certificate of Incorporation to authorize 310,000,000 shares, consisting of 300,000,000 shares of common stock, par value $.001 per share, and 10,000,000 shares of preferred stock, par value $.001 per share.

ITEM  7.   FINANCIAL  STATEMENTS  AND  EXHIBITS.

c)  Exhibits:

     3.1  Certificate  of  Amendment


                                   Signatures

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

The  World  Golf  League,  Inc.


March  21,  2003
/s/  Michael  S.  Pagnano
-------------------------
Michael  S.  Pagnano
Chief  Executive  Officer

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